Annual Report

High Yield
Fund

May 31, 1999


T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

High Yield Fund

o The economy's continuing strength favored high-yield bonds, which recovered some but not all of the ground lost in last year's third quarter sell-off.

o High-yield bonds performed better than high-quality bonds during the six months ended May 31 but did not escape the negative effects of rising interest rates.

o The fund's returns were moderate for the 6- and 12-month periods, exceeding the benchmark index for both periods and the Lipper peer group for the year but not the past six months.

o We increased holdings in the telecommunications sector and in some cyclical industries; B rated bonds remained the fund's focus.

o Our outlook is cautious in view of the high-yield market's declining liquidity, increasing credit problems, and sizable supply.


Fellow Shareholders

After a tough period in the second half of 1998, the high-yield bond market stabilized and posted the best returns among domestic bonds for the six months ended May 31. The overall environment for bonds was not particularly favorable during this period because interest rates rose in the face of stronger-than-expected economic growth and renewed inflation concerns. High-quality bonds such as Treasuries fell sharply in price, but declines were more muted for high-yield bonds, which typically are more sensitive to the economic cycle than to interest rates.


MARKET RECAP

     The first half of the fund's fiscal year-June through November 1998-was difficult. High-yield bonds performed poorly in the aftermath of a late-summer global financial crisis that sent investors all over the world fleeing from higher-risk investments, including low-quality bonds. After the U.S. Federal Reserve cut key short-term rates three times during the early fall and also engineered the rescue of a huge, highly leveraged hedge fund, liquidity was sufficiently restored to revive investor confidence. When it became apparent toward year-end that the U.S. economy was not only withstanding global economic weakness but was growing strongly, demand for high-yield bonds rebounded. Bonds in the telecommunications and media sectors were particularly strong in the first quarter of this year, taking their cues from surging stocks in those areas.

     As spring wore on, however, the market's tone deteriorated. The economy's amazing momentum, combined with rising commodity prices and very tight labor markets, raised fears of an uptick in inflation and possible action by the Fed to forestall it. Indeed, in May the chairman of the Fed confirmed a "bias" toward tightening, and the financial markets began to anticipate a quarter-point increase in the federal funds target rate at the end of June. Bond markets sold off sharply in May; high-yield bonds held up comparatively well but did not escape unscathed.

     Total Return by Credit Quality
--------------------------------------------------------------------------------
     Periods Ended 5/31/99                             6 Months    12 Months

     BBB                                                 -0.24         2.96
     BB                                                   1.96         5.02
     B                                                    1.41        -1.23
     CCC                                                  5.38        -3.87

     Source: Salomon Smith Barney.

     For the 12 months ended May 31, the better quality tiers of the high-yield market (BB and B rated issues) posted the best performance within the high-yield sector, as shown in the chart. These bonds were the major beneficiaries of renewed investor interest as the global financial crisis eased last fall. During the most recent six months, however, the market's lower-quality tiers (CCC and nonrated) led performance. For both periods, returns were lower than the average coupon on high-yield bonds, which shows that the return from income was partially offset by price declines.


PERFORMANCE AND STRATEGY REVIEW

     Your fund posted a respectable six-month return of 2.82% that exceeded the First Boston benchmark index but not the peer group average. The latter gap was due in part to the fund's moderate exposure to low-rated bonds, which were the best performers in recent months. For the 12-month period, the fund's positive 2.73% return outstripped the First Boston index and the average competitor fund, both of which were in negative territory.

     Performance Comparison
     --------------------------------------------------------------------------

     Periods Ended 5/31/99                             6 Months    12 Months
     ---------------------------------------------------------------------------
     High Yield Fund                                       2.82%        2.73%

     First Boston High Yield Index                         2.53        -0.69

     Lipper High Yield Funds Average                       3.32        -1.70

     For the year as a whole, the fund benefited from our decision last September to increase exposure to the telecommunications sector. This shift positioned the fund well for the subsequent surge in that area, especially in April. Several of these holdings-Metronet Communications and Global Crossing, for example-also announced mergers, which were profitable for the fund. In the early months of 1999, we added further to our telecommunications holdings, bringing total exposure to 21% of net assets at the end of May. Around this time, we took advantage of the economy's strength to purchase some bonds of cyclical companies, raising our holdings in the CCC rated area from 9% six months ago to 12% at period-end. These bonds also performed well, paralleling the greatly improved showing of cyclicals in the stock market. The quality of new issues coming to market declined steadily in recent months, and we were extremely selective in purchases of these securities. We were fortunate to avoid credit problems in individual securities, which also contributed favorably to relative performance.


OUTLOOK

     Our outlook is generally cautious. If the economy continues to expand, the bull market in stocks remains generally intact, and the telecommunications sector-by far the largest source of high-yield bonds today-continues to consolidate and prosper, we should see solid returns on high-yield bonds. On the other hand, we cannot help but note the gradual rise in bond defaults (although none among portfolio holdings), the relatively large calendar of offerings coming to market relative to the flow of cash into the market, and the increasingly choppy performance of stocks. Declining liquidity is also a concern because it may foreshadow higher volatility. An increase in interest rates by the Fed would not necessarily be negative for high-yield bonds unless accompanied by rhetoric suggesting further tightening to dampen growth. High-yield bonds would be very sensitive to any fears that the Fed's action might derail the economy.

     We will continue to maintain our focus on B rated bonds, which should enable the fund to perform relatively well if the economy slows. Our emphasis on telecommunications should continue to prove beneficial. After double-digit returns in 1996 and 1997, the high-yield market seems headed for a second year of more modest returns, in which income plays the dominant role. The fund's average annual return for the past three years was a strong 10%, as shown in the table on page 8, but over the longer run returns are closer to the fund's average coupon range of 8% or 9%. Returns of this size can compound nicely for shareholders who are willing to ride out the occasional but inevitable periods of volatility in the high-yield market.

     Respectfully submitted,

     Mark J. Vaselkiv
     Chairman of the Investment Advisory Committee

     June 21, 1999


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS
                                                       11/30/98      5/31/99
--------------------------------------------------------------------------------

Price Per Share                                      $     8.46   $     8.32

Dividends Per Share

  For 6 months                                             0.38         0.37

  For 12 months                                            0.76         0.75

Dividend Yield *

  For 6 months                                             8.98%        9.23%

  For 12 months                                            9.13         9.40

30-Day Standardized Yield                                  9.50         9.39

Weighted Average Maturity (years)                           9.0          9.4

Weighted Average Effective Duration (years)                 4.4          4.4

Weighted Average Quality **                                   B           B+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                     5/31/99


Nextel Communications                                                    2.2%

Cablevision Systems (CSC Holdings)                                       2.0

Colt Telecom                                                             1.5

Repap New Brunswick                                                      1.4

Plastic Containers                                                       1.2
--------------------------------------------------------------------------------

Doane Products                                                           1.1

PSINet                                                                   1.1

Intermedia Communications                                                1.1

Nextlink Communications                                                  1.0

Herff Jones                                                              1.0
--------------------------------------------------------------------------------

Octel                                                                    1.0

Premier Parks                                                            1.0

Packaging Corp. of America                                               1.0

Chancellor Media                                                         0.9

Communications & Power Industries                                        0.9
--------------------------------------------------------------------------------

ISG Resources                                                            0.9

Protection One Alarm                                                     0.9

Viatel                                                                   0.9

TravelCenters of America                                                 0.9

Courtyards by Marriott II                                                0.9
--------------------------------------------------------------------------------

YPF Sociedad Anonima                                                     0.8

United International Holdings                                            0.8

Coinmach                                                                 0.8

Frontiervision                                                           0.8

Citadel Broadcasting                                                     0.8
--------------------------------------------------------------------------------

Total                                                                   26.9%

Note: Table excludes reserves.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       11/30/98      5/31/99
--------------------------------------------------------------------------------

Telecommunications                                           17%          21%

Cable Operators                                               8            7

Consumer Products                                             7            6

Service                                                       5            5

Energy                                                        4            5

Broadcasting                                                  5            4

Gaming                                                        4            4

Health Care                                                   5            4

Specialty Chemicals                                           2            4

Building Products                                             2            3

Paper and Paper Products                                      2            3

Container                                                     3            3

Printing and Publishing                                       2            3

Manufacturing                                                 3            2

Automobiles and Related                                       2            2

Supermarkets                                                  2            2

Aerospace and Defense                                         2            2

Food and Tobacco                                              3            2

Transportation                                                2            2

Money Markets Funds*                                          2            4

All Other                                                    16           10

Other Assets Less Liabilities                                 2            2
--------------------------------------------------------------------------------

Total                                                       100%         100%

*See note in financial statements.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     HIGH YIELD FUND
     ---------------------------------------------------------------------------

     As of 5/31/99

                           First Boston
                           High Yield Fund           High Yield Fund

     5/89                  10,000                    10,000
     5/90                   9,647                     9,328
     5/91                  11,220                     9,958
     5/92                  14,270                    12,150
     5/93                  16,556                    14,336
     5/94                  17,705                    14,671
     5/95                  19,655                    15,711
     5/96                  21,709                    17,135
     5/97                  24,614                    19,447
     5/98                  27,631                    22,268
     5/99                  27,439                    22,877

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 5/31/99         1 Year     3 Years      5 Years     10 Years
     ---------------------------------------------------------------------------
     High Yield Fund                2.73%      10.11%        9.29%        8.63%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          5/31/99    5/31/98    5/31/97    5/31/96    5/31/95

NET ASSET VALUE
Beginning of period      $   8.85   $   8.43   $   8.13   $   8.16      $8.37

Investment activities
  Net investment income      0.75       0.77       0.75       0.73       0.75
  Net realized and
  unrealized gain (loss)    (0.53)      0.41       0.30      (0.02)     (0.20)

  Total from
  investment activities      0.22       1.18       1.05       0.71       0.55

Distributions
  Net investment income     (0.75)     (0.76)     (0.75)     (0.74)     (0.76)

NET ASSET VALUE
End of period            $   8.32   $   8.85   $   8.43   $   8.13   $   8.16
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return#                2.73%     14.51%     13.49%      9.06%      7.09%

Ratio of total expenses to
average net assets           0.82%      0.81%      0.84%      0.85%      0.88

Ratio of net investment
income to average
net assets                   8.93%      8.78%      9.15%      8.89%      9.27

Portfolio turnover rate      95.6%     129.6%     111.3%     100.1%     74.2%

Net assets, end of period
(in millions)            $  1,776   $  1,725   $  1,401   $  1,229    $1 ,208

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
                                                                   May 31, 1999

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                           In thousands

CORPORATE BONDS AND NOTES  82.3%

Advertising  0.5%

American Business Info., Sr. Sub. Notes,
  9.50%, 6/15/08                                     $    4,450   $    4,094

Outdoor Communications, Sr. Sub. Notes,
  9.25%, 8/15/07                                          5,000        5,250

                                                                       9,344

Aerospace and Defense  2.0%

Communications & Power Industries,
  Sr. Sub. Notes
    12.00%, 8/1/05                                       15,900       16,337

Dunlop Standard Aerospace Holdings,
  Sr. Notes, (144a)
    11.875%, 5/15/09                                      4,825        4,801

Dyncorp, Sr. Sub. Notes,
  9.50%, 3/1/07                                          10,625       10,625

IT Group, Sr. Sub. Notes, (144a),
  11.25%, 4/1/09                                          3,450        3,416

                                                                      35,179

Automobiles and Related  2.4%

Advance Stores, Sr. Sub. Notes,
  10.25%, 4/15/08                                        10,700       10,700

Dura Operating, 9.00%, 5/1/09 (EUR)                     8,000        8,340

Hayes Lemmerz International, Sr. Sub. Notes
  8.25%, 12/15/08                                         4,300        4,171

MSX International, Sr. Sub. Notes,
  11.375%, 1/15/08                                       10,600       10,388

Trident Automotive PLC, Sr. Sub. Notes,
  10.00%, 12/15/05                                        7,800        8,814

                                                                      42,413

Broadcasting  2.1%

Chancellor Media

  Sr. Notes, (144a), 8.00%, 11/1/08                       9,200        9,154

  Sr. Sub. Notes

    8.125%, 12/15/07                                      1,750        1,715

    8.75%, 6/15/07                                        2,850        2,879

    9.00%, 10/1/08                                        2,950        3,053

Citadel Broadcasting, Sr. Sub. Notes,
  9.25%, 11/15/08                                         4,650        4,906

Cumulus Media, Sr. Sub. Notes,
  10.375%, 7/1/08                                         4,700        5,017

Jacor Communications, Sr. Sub. Notes,
  8.00%, 2/15/10                                          5,625        5,808

Radio Unica, Sr. Disc. Notes, STEP,
  0%, 8/1/06                                              7,600        4,408

                                                                      36,940

Building Products  2.6%

American Builders & Contractors Supply, Sr. Sub. Notes
  10.625%, 5/15/07                                       12,000       11,280

Associated Materials, Sr. Sub. Notes,
  9.25%, 3/1/08                                           2,650        2,703

Building Materials

  Sr. Notes

    7.75%, 7/15/05                                   $    6,250   $    5,922

    8.00%, 10/15/07                                         750          712

Falcon Building Products,
  Sr. Sub. Disc. Notes, STEP
    0%, 6/15/07                                           6,270        4,076

ISG Resources, Sr. Sub. Notes,
  10.00%, 4/15/08                                        15,500       15,849

Panolam Industries, Sr. Sub. Notes, (144a),
  11.50%, 2/15/09                                         4,800        5,016

                                                                      45,558

Building and Real Estate  0.3%

LNR Property, Sr. Sub. Notes,
  9.375%, 3/15/08                                         5,000        4,750

                                                                       4,750

Cable Operators  6.2%

Adelphia Communications

  Sr. Notes

    7.875%, 5/1/09                                        4,250        4,027

    9.875%, 3/1/07                                        5,750        6,066

Charter Commerce Holdings LLC,
  Sr. Disc. Notes, STEP
  0%, 4/1/11                                             15,775        9,741

Classic Cable, Sr. Sub. Notes, (144a),
  9.875%, 8/1/08                                          5,000        5,275

Classic Communications,
  Sr. Disc. Notes, (144a), STEP
  0%, 8/1/09                                              3,000        1,995

Coaxial LLC, Sr. Disc. Notes, STEP,
  0%, 8/15/08                                             7,700        5,159

CSC Holdings, Sr. Deb.,
  7.625%, 7/15/18                                         8,000        7,766

Falcon Holding Group, Sr. Disc. Notes, STEP,
  0%, 4/15/10                                            12,050        8,405

Frontiervision

  Sr. Disc. Notes, STEP, 0%, 9/15/07                     10,850        9,412

  Sr. Notes, 11.00%, 10/15/06                             4,200        4,652

Fundy Cable, Sr. Secured 2nd Priority Notes,
  11.00%, 11/15/05                                        2,000        2,190

International Cabletel, Sr. Disc. Notes, STEP,
  0%, 2/1/06                                              5,800        4,988

Northland Cable Television, Sr. Sub. Notes,
  10.25%, 11/15/07                                       12,000       12,690

NTL Communications

  Sr. Disc. Notes, STEP

    0%, 4/1/08                                            1,900        1,263

    0%, 4/15/09 (GBP)                                    11,500       10,642

Telewest Communications,
  Sr. Disc. Notes, (144a), STEP
    0%, 4/15/09                                           2,500        1,625

United International Holdings,
  Sr. Disc. Notes, STEP
    0%, 2/15/08                                      $   22,380   $   14,715

                                                                     110,611

Conglomerates  0.5%

ICF Kaiser International, Sr. Notes,
  13.00%, 12/31/03                                        9,100        8,873

                                                                       8,873

Consumer Products  5.9%

American Safety Razor, Sr. Notes,
  9.875%, 8/1/05                                         12,000       12,120

Bally Total Fitness, Sr. Sub. Notes,
  9.875%, 10/15/07                                       10,500       10,264

Doane Pet Care, Sr. Sub. Notes,
  9.75%, 5/15/07                                         18,985       19,460

Hedstrom Holdings, Sr. Disc. Notes, STEP,
  0%, 6/1/09                                              2,100          921

Herff Jones, Sr. Sub. Notes,
  11.00%, 8/15/05                                        17,190       18,522

Holmes Products

  Sr. Sub. Notes, (144a),
    9.875%, 11/15/07                                      2,150        2,118

    Gtd. Notes, 9.875%, 11/15/07                          8,250        8,126

Luigino's, Sr. Sub. Notes, (144a),
  10.00%, 2/1/06                                          5,400        5,373

Purina Mills, Sr. Sub. Notes,
  9.00%, 3/15/10                                         13,500       10,665

Revlon Consumer Products

  Sr. Notes, 8.125%, 2/1/06                               5,000        4,950

  Sr. Sub. Notes, 8.625%, 2/1/08                          8,100        7,736

Sleepmaster LLC, Sr. Sub. Notes, (144a),
  11.00%, 5/15/09                                         3,800        3,838

                                                                     104,093

Container  2.8%

Anchor Advanced, Sr. Notes,
  11.75%, 4/1/04                                         10,500       10,763

Applied Extrusion Technology, Sr. Notes,
  11.50%, 4/1/02                                          5,575        5,728

BWAY, Sr. Sub. Notes,
  10.25%, 4/15/07                                        12,000       12,420

Plastic Containers, Sr. Secured Notes,
  10.00%, 12/15/06                                       19,140       21,643

                                                                      50,554

Electronic Components  1.2%

Amkor Technology, Sr. Notes, (144a),
  9.25%, 5/1/06                                           5,200        5,070

Fairchild Semiconductor, Sr. Sub. Notes,
  10.125%, 3/15/07                                        3,075        3,075

Viasystems, Sr. Sub. Notes,
  9.75%, 6/1/07                                           5,500        4,813

Vantive, Sub. Conv. Notes, (144a),
  4.75%, 9/1/02                                           2,000        1,475

Wesco Distribution, Sr. Sub. Notes,
  9.125%, 6/1/08                                          7,000        7,052

                                                                      21,485

Energy  5.0%

Bellwether Exploration, Sr. Sub. Notes,
  10.875%, 4/1/07                                        10,900       10,137

Canadian Forest Oil, Sr. Sub. Notes,
  8.75%, 9/15/07                                          2,850        2,764

Comstock Resources, Sr. Notes, (144a),
  11.25%, 5/1/07                                     $   11,525   $   11,640

Energy Corporation of America, Sr. Sub. Notes
  9.50%, 5/15/07                                         13,375       12,439

Flores & Rucks, Sr. Sub. Notes,
  9.75%, 10/1/06                                          6,850        7,158

Forest Oil, Sr. Sub. Notes,
  10.50%, 1/15/06                                         4,800        4,896

Lomak Petroleum, Sr. Sub. Notes,
  8.75%, 1/15/07                                          2,900        2,422

PDVSA Finance, 7.50%, 11/15/28                            8,700        6,575

Plains Resources, Sr. Sub. Notes,
  10.25%, 3/15/06                                        12,185       12,551

Universal Compression, Sr. Disc. Notes, STEP,
  0%, 2/15/08                                             6,000        3,810

YPF Sociedad Anonima,
  10.00%, 11/2/28                                        13,325       15,021

                                                                      89,413

Entertainment and Leisure  1.1%

Cinemark USA, Sr. Sub. Notes,
  8.50%, 8/1/08                                           2,250        2,183

Premier Parks, Sr. Disc. Notes, STEP,
  0%, 4/1/08                                             12,000        8,220

Six Flags Entertainment, Sr. Notes,
  8.875%, 4/1/06                                          1,325        1,338

Six Flags Theme Parks,
  Sr. Sub. Disc. Notes, STEP
  6/15/05                                                 7,400        8,269

                                                                      20,010

Financial  0.7%

Bank United, 10.25%, 12/31/26                             7,500        7,350

Euronet Services,
  12.375%, 7/1/06 (EUR)                                  10,500        2,155

First Federal Financial,
  11.75%, 10/1/04                                         2,200        2,310

                                                                      11,815

Food and Tobacco  1.9%

B&G Foods, Sr. Sub. Notes,
  9.625%, 8/1/07                                         12,000       11,760

International Home Foods, Gtd.
  Sr. Sub. Notes
    10.375%, 11/1/06                                     11,000       11,715

Smithfield Foods, Sr. Sub. Notes,
  7.625%, 2/15/08                                         4,975        4,602

Southern Foods, Sr. Sub. Notes,
  9.875%, 9/1/07                                          5,500        5,665

                                                                      33,742

Gaming  4.1%

Argosy Gaming, Sub. Notes,
  12.00%, 6/1/01                                          3,850        3,965

Coral Group, Sr. Sub. Notes,
  10.00%, 2/15/09 (GBP)                                   2,500        3,966

Eldorado Resorts, Sr. Sub. Notes,
  10.50%, 8/15/06                                         6,000        6,225

Harrahs Operating, Gtd. Sr. Sub. Notes,
  7.875%, 12/15/05                                        5,000        4,900

Hollywood Park

  Sr. Sub. Notes

    9.25%, 2/15/07                                        7,675        7,723

    9.50%, 8/1/07                                         2,325        2,337

Horseshoe Gaming

   Sr. Sub. Notes

    8.625%, 5/15/09                                  $    6,800   $    6,647

    9.375%, 6/15/07                                       6,950        7,089

Isle of Capri Casinos,
  Sr. Sub. Notes, (144a),
  8.75%, 4/15/09                                          3,800        3,572

Mohegan Tribal Gaming, Sr. Notes, (144a),
  8.125%, 1/1/06                                         10,300       10,171

Park Place Entertainment, Sr. Sub. Notes,
  7.875%, 12/15/05                                        6,750        6,480

Players International, Sr. Notes,
  10.875%, 4/15/05                                        3,850        4,057

Venetian Casino Resort

  Sr. Sub. Notes, 10.00%, 11/15/05                        4,800        4,608

  Mtg. Notes, 12.25%, 11/15/04                            1,450        1,464

                                                                      73,204

Health Care  4.2%

Alliance Imaging, Sr. Sub. Notes,
  9.625%, 12/15/05                                        9,900        9,702

Dade International, Sr. Sub. Notes,
  11.125%, 5/1/06                                         7,500        7,800

Fresenius Medical Care Capital Trust

    7.875%, 2/1/08                                        2,500        2,388

    9.00%, 12/1/06                                        6,500        6,565

Hudson Respiratory Care, Sr. Sub. Notes,
  9.125%, 4/15/08                                         5,050        4,343

Kinetic Concepts, Sr. Sub. Notes,
  9.625%, 11/1/07                                         7,650        7,114

King Pharmucuticals, Sr. Sub. Notes, (144a),
  10.75%, 2/15/09                                        10,200       10,608

Lifepoint Hospitals, Sr. Sub. Notes,
  10.75%, 5/15/09                                         6,850        6,970

Mariner Post Acute Network

  Sr. Sub. Disc. Notes,
  Zero Coupon, 11/1/07                                    8,100        1,539

  Sr. Sub. Notes, 9.50%, 11/1/07                          3,000          915

Quest Diagnostics, Gtd. Sr. Sub. Notes,
  10.75%, 12/15/06                                        3,900        4,504

Tenet Healthcare, Sub. Exch. Notes,
  6.00%, 12/1/05                                          5,000        4,200

Triad Hospitals, Sr. Sub. Notes, (144a),
  11.00%, 5/15/09                                         7,600        7,752

                                                                      74,400

Lodging  1.3%

Courtyard by Marriott II, Sr. Secured Notes,
  10.75%, 2/1/08                                         14,700       15,104

Red Roof Inns, Sr. Notes,
  9.625%, 12/15/03                                        8,350        8,434

                                                                      23,538

Manufacturing  2.4%

Hawk, Sr. Notes, 10.25%, 12/1/03                         10,629       10,948

HCC Industries, Sr. Sub. Notes,
  10.75%, 5/15/07                                         9,025        8,664

International Wire, Sr. Sub. Notes,
  11.75%, 6/1/05                                         12,302       12,794

Paragon Corporate Holdings, Sr. Notes,
  9.625%, 4/1/08                                     $    8,450   $    4,816

Precision Partners, Sr. Sub. Notes,
  12.00%, 3/15/09                                         5,800        5,684

                                                                      42,906

Metals and Mining  0.2%

International Utility Structures,
  Sr. Sub. Notes, 10.75%, 2/1/08                          4,000        4,040

                                                                       4,040

Paper and Paper Products  2.9%

Packaging Corporation of America,
  Sr. Sub. Notes, (144a)
    9.625%, 4/1/09                                       15,000       15,262

Repap New Brunswick

  Sr. Notes, 10.625%, 4/15/05                            18,800       15,792

  Sr. Secured 1st Priority Notes, (144a)

    9.00%, 6/1/04                                           750          705

    11.50%, 6/1/04                                        9,050        9,140

Riverwood International

  Sr. Notes

    10.25%, 4/1/06                                        1,875        1,894

    10.625%, 8/1/07                                       2,875        2,961

  Sr. Sub. Notes, 10.875%, 4/1/08                         5,700        5,558

                                                                      51,312

Printing and Publishing  2.3%

Hollinger International Publishing, Gtd. Notes,
  9.25%, 3/15/07                                          9,900       10,246

Liberty Group, Sr. Sub. Notes,
  9.375%, 2/1/08                                          5,750        5,577

MailWell, Sr. Sub. Notes, (144a),
  8.75%, 12/15/08                                         5,000        5,025

Sun Media

   Sr. Sub. Notes

    9.50%, 2/15/07                                        4,275        4,531

    9.50%, 5/15/07                                        2,925        3,101

Transwestern Holdings, Sr. Disc. Notes, STEP,
  0%, 11/15/08                                            9,450        6,804

Transwestern Publishing, Sr. Sub. Notes,
  9.625%, 11/15/07                                        3,900        3,959

World Color Press, Sr. Sub. Notes,
  7.75%, 2/15/09                                          2,400        2,292

                                                                      41,535

Restaurants  0.5%

Ameriserve Food Distribution, Gtd.
  Sr. Sub. Notes
  8.875%, 10/15/06                                        7,725        7,184

Mrs. Fields, Gtd. Sr. Sub. Notes,
  10.125%, 12/1/04                                        2,250        2,115

                                                                       9,299

Retail  1.0%

Nine West, Sr. Notes,
  8.375%, 8/15/05                                    $    8,000   $    8,320

Safelite Glass, Sr. Sub. Notes,
  9.875%, 12/15/06                                        9,600        8,904

                                                                      17,224

Service  4.6%

AP Holdings, Sr. Disc. Notes, STEP,
  0%, 3/15/08                                             4,300        2,386

APCOA, Sr. Sub. Notes,
  9.25%, 3/15/08                                          6,700        6,164

Coinmach, Sr. Sub. Notes,
  11.75%, 11/15/05                                       13,275       14,602

Global Imaging Systems,
  Sr. Sub. Notes, (144a)
    10.75%, 2/15/07                                       8,000        7,920

Group Maintenance America,
  Sr. Sub. Notes, (144a)
    9.75%, 1/15/09                                       11,650       11,766

Host Marriott Travel, Sr. Notes,
  9.50%, 5/15/05                                         12,300       12,792

Intertek Finance, Sr. Sub. Notes,
  10.25%, 11/1/06                                        11,750       11,398

Protection One Alarm

  Gtd. Sr. Disc. Notes, 13.625%, 6/30/05                  7,750        8,603

  Sr. Notes, 7.375%, 8/15/05                              4,750        4,616

Sr. Sub. Notes, (144a), 8.125%, 1/15/09                   1,125        1,069

                                                                      81,316

Specialty Chemicals  3.5%

American Pacific, Sr. Notes,
  9.25%, 3/1/05                                          13,000       13,390

Koppers Industry, Sr. Sub. Notes,
  9.875%, 12/1/07                                        11,425       11,425

Lyondell Chemical, Sr. Sub. Notes,
  10.875%, 5/1/09                                         7,850        8,007

Octel, Sr. Notes, 10.00%, 5/1/06                         17,980       18,429

Sovereign Speciality, Sr. Sub. Notes,
  9.50%, 8/1/07                                          10,000       10,150

                                                                      61,401

Supermarkets  2.2%

Jitney-Jungle Stores

  Sr. Sub. Notes

    10.375%, 9/15/07                                      8,000        5,840

    12.00%, 3/1/06                                        4,500        4,500

Pathmark Stores, Sr. Disc. Notes, STEP,
  0%, 11/1/03                                             6,100        6,009

Shoppers Food Warehouse, Sr. Notes,
  9.75%, 6/15/04                                         11,650       11,941

The Pantry, Sr. Sub. Notes,
  10.25%, 10/15/07                                       11,000       11,220

                                                                      39,510

Telecommunications  15.6%

21st Century Telecom, Sr. Disc. Notes, STEP,
  0%, 2/15/08                                        $   12,200   $    5,612

Alaska Communications Holdings, Sr. Sub. Notes
  9.375%, 5/15/09                                         7,000        6,947

American Cellular, Sr. Notes,
  10.50%, 5/15/08                                         6,000        6,240

Centennial Cellular, Sr. Sub. Notes, (144a),
  10.75%, 12/15/08                                       10,150       10,607

Clearnet Communications

  Sr. Disc. Notes, STEP

    0%, 12/15/05                                          2,850        2,622

    0%, 5/1/09                                            9,750        5,167

Colt Telecom

  Sr. Disc. Notes, STEP, 0%, 12/15/06                    17,000       13,940

  Sr. Notes, 8.875%, 11/30/07 (EUR)                       9,401        5,236

Covad Communications, Sr. Disc. Notes,
  Zero Coupon, 3/15/08                                    5,000        2,725

Dolphin Telecom, Sr. Disc. Notes,
  Zero Coupon, 6/1/08                                     2,900        1,494

E. Spire, Sr. Disc. Notes, STEP,
  0%, 7/1/08                                              7,000        2,800

Exodus Communications, Sr. Notes,
  11.25%, 7/1/08                                          3,850        3,908

GST Equipment, Sr. Notes,
  13.25%, 5/1/07                                          3,000        3,225

GST Telecom, Sr. Disc. Notes, (144a), STEP,
  0%, 5/1/08                                              9,600        5,616

ICG Services, Sr. Disc. Notes, STEP,
  0%, 9/15/05                                             7,000        6,266

Intercel, Sr. Disc. Notes, STEP,
  0%,  2/1/06                                             9,535        7,975

Intermedia Communications

  Sr. Disc. Notes, STEP, 0%, 7/15/07                      5,000        3,613

  Sr. Sub. Notes, STEP, 0%, 3/1/09                       12,750        7,331

KMC Telecom, Sr. Disc. Notes, STEP,
  0%, 2/15/08                                            12,500        6,687

Mastec, Sr. Sub. Notes,
  7.75%, 2/1/08                                          10,250        9,840

Metromedia Fiber, Sr. Notes, (144a),
  10.00%, 11/15/08                                        7,675        7,944

Metronet Communications, Sr. Disc. Notes, STEP,
  0%, 11/1/07                                             2,950        2,338

Microcell Telecommunications,
  Sr. Disc. Notes, STEP
  0%, 6/1/06                                              6,000        4,740

Nextel Communications, Sr. Disc. Notes, STEP,
  0%, 10/31/07                                            1,000          675

Nextel Partners, Sr. Disc. Notes, (144a), STEP,
  0%, 2/1/09                                             11,100        5,994

Nextlink Communications

  Sr. Disc. Notes, STEP

    0%, 4/15/08                                           5,900        3,452

    0%, 6/1/09                                            9,550        5,276

Nextlink Communications

  Sr. Notes, 12.50%, 4/15/06                         $    5,000   $    5,350

Orbital Imaging, Sr. Notes, (144a),
  11.625%, 3/1/05                                         3,400        3,264

Page America Group, PIK,
  15.00%, 6/30/99 !*+@                                    9,800        4,446

Pegasus Communications, Sr. Notes

    9.625%, 10/15/05                                      2,950        3,009

    9.75%, 12/1/06                                        4,900        5,035

Premiere Technologies, Sub. Notes,
  5.75%, 7/1/04                                           6,000        4,800

Price Communication Cellular, Sr. Notes,
  11.25%, 8/15/08                                         7,000        7,280

Price Communications Wireless, Sr. Notes,
  9.125%, 12/15/06                                        3,150        3,276

PSINet

  Sr. Notes

    (144a), 10.00%, 2/15/05                               4,200        4,221

    11.50%, 11/1/08                                       9,900       10,444

Rhythms Netconnections

  Sr. Disc. Notes, STEP, 0%, 5/15/08                      4,750        2,518

  Sr. Notes, (144a), 12.75%, 4/15/09                      3,850        3,658

Rogers Cantel, Sr. Secured Deb.,
  9.375%, 6/1/08                                          8,200        8,631

RSL Communications, Sr. Notes,
  12.00%, 11/1/08                                         8,700        9,135

Satelites Mexicanos, Sr. Notes,
  10.125%, 11/1/04                                        4,700        3,760

Sitel, Sr. Sub. Notes,
  9.25%, 3/15/06                                          6,000        5,430

Splitrock Services, Sr. Notes,
  11.75%, 7/15/08                                         2,000        1,900

Telecorp PCS, Sr. Disc. Notes, (144a), STEP,
  0%, 4/15/09                                             7,700        3,966

Telei Europe BV, Units

  (Each Unit consists of a $1,000 par
  Sr. Note, (144a), 13.00%, 5/15/09 and 1 Warrant)        2,350        2,374

Teligent, Sr. Notes, 11.50%, 12/1/07                      6,150        6,058

Triton PCS, Sr. Sub. Disc. Notes, STEP,
  0%, 5/1/08                                             15,375        9,225

Verio, Sr. Notes, (144a),
  11.25%, 12/1/08                                         7,700        8,123

Viatel

  Sr. Disc. Notes, STEP, 0%, 4/15/08                     10,600        6,731

  Sr. Notes, (144a), 11.50%, 3/15/09                      6,700        6,901

                                                                     277,805

Textiles and Apparel  0.6%

Delta Mills, Sr. Notes, 9.625%, 9/1/07                    6,375        6,534

Dyersburg, Sr. Sub. Notes, 9.75%, 9/1/07                  7,450        3,651

                                                                      10,185

Transportation  1.7%

Greyhound Lines, Sr. Notes,
  11.50%, 4/15/07                                    $    6,750   $    7,627

Stena, Sr. Notes, 10.50%, 12/15/05                        6,000        5,955

TravelCenters of America, Sr. Sub. Notes,
  10.25%, 4/1/07                                         15,150       15,453

                                                                      29,035

Total Corporate Bonds and Notes (Cost $1,497,676)                  1,461,490


EQUITY AND CONVERTIBLE SECURITIES  11.1%

Automobiles and Related  0.0%

Hayes Wheels International, Warrants, 7/1/03 *               18          264

                                                                         264

Beverages  0.6%

Dr. Pepper Bottling Holdings,
  Common Stock (Class A) *!@                                397       11,154

                                                                      11,154

Broadcasting  2.3%

Capstar Broadcasting, PIK,
  Sr. Exch. Pfd. Stock                                      101       11,959

Citadel Broadcasting, PIK, Pfd. Stock                        74        8,968

Cumulus Media, PIK,
  Exch. Pfd. Stock (Series A)                                 4        4,792

Sinclair Capital, Pfd. Stock
  (Series B)                                                 87        9,428

Spanish Broadcasting System

  PIK, Sr. Exch. Pfd. Stock                                   4        4,208

  Warrants, 6/30/99 *                                         3          615

                                                                      39,970

Building and Real Estate  0.0%

Camden Property Trust, REIT, Common Stock                     8          230

                                                                         230

Cable Operators  1.5%

CSC Holdings

  PIK, Pfd. Stock (Series H)                                 40        4,577

  PIK, Pfd. Stock (Series M)                                199       22,991

Classic Communications,
  Common Stock, (144a)                                        9          150

Peachtree Cable Associates Ltd.,
  Common Stock *!@                                           10          170

Time Warner, Common Stock                                     2          104

UIH Australia Pacific, Warrants, 5/15/06 *                    5           20

Wireless One, Warrants, 10/19/00 *                           19            0

                                                                      28,012

Conglomerates  0.0%

ICF Kaiser International,
  Warrants, 12/31/99 *                                       37   $        0

                                                                           0

Consumer Products  0.0%

Hedstrom Holdings, Common Stock *                           246          246

                                                                         246

Energy  0.2%

Clark USA, PIK, Cum. Sr. Exch. Pfd. Stock                    56        3,651

                                                                       3,651

Gaming  0.2%

Becker Gaming, Warrants, 11/15/00 *!@                       425          106

Hollywood Casino, Common Stock (Class A) *                   93          153

Isle of Capri Casinos, Common Stock                         395        2,783

President Casinos, Warrants, (144a),
  9/30/99 *!@                                               214           11

                                                                       3,053

Health Care  0.0%

Wright Medical Technology, Warrants,
  6/30/03 *!@                                                38            0

                                                                           0

Metals and Mining  0.3%

International Utility Structures

  Common Stock (CAD)                                         25           66

  PIK, Pfd. Stock                                             1        1,373

  PIK, Exch. Pfd. Stock                                       4        4,248

                                                                       5,687

Paper and Paper Products  0.1%

Packaging Corporation of America,
  Sr. Exch. Pfd. Stock, (144a)                          212,153        2,153

Printing and Publishing  0.2%

Primedia, Exch. Pfd. Stock (Series G)                        30        2,850

                                                                       2,850

Retail  0.0%

Lamonts Apparel

  Common Stock *                                              3            1

  Warrants, 1/31/08 *                                         1            1

                                                                           2

Service  0.1%

Efficient Market Services,
  Conv. Pfd. Stock *!+@                                     364            0

Protection One Alarm,
  Common Stock *                                            250        1,375

                                                                       1,375

Telecommunications  5.5%

Allegiance Telecom, Warrants, 2/3/08 *                        8   $       54

Clearnet Communications,
  Warrants, 9/15/05 *                                        66          529

Colt Telecom, Warrants, (144a),
  12/15/06 *                                                 12        7,772

Dobson Communications, PIK,
  Sr. Exch. Pfd. Stock, (144a)                                7        6,510

E. Spire Communications

  PIK, Jr. Red. Pfd. Stock                                   66        3,390

  Warrants, 11/1/05 *                                        12        1,332

Global Crossing Holdings,
  Sr. Exch. Pfd. Stock                                       39        4,301

Globalstar, Warrants, (144a),
  2/15/04 *                                                   7          333

Intermedia Communications of Florida

  PIK, Exch. Pfd. Stock                                      71        7,646

  Warrants, 6/1/00 *                                          2          181

KMC Telecom, Warrants, (144a),
  1/31/08 *                                                   5           12

Metronet Communications, Warrants,
  8/15/07 *                                                   8          648

Microcell Telecommunications, Warrants,
  (144a), 6/15/06 *                                          33          480

Nextel Communications
  Common Stock *                                             12          448

  PIK, Exch. Pfd. Stock                                     151       16,498

  PIK, Exch. Pfd. Stock (Series E)                           15       14,972

Nextlink Communications,
  Sr. Exch. Pfd. Stock                                       91        4,550

Northpoint Communications Holding,
  Common Stock*                                              10          437

Omnipoint, Common Stock *                                   235        4,090

PSINet (Series C), Conv. Pfd. Stock                          96        4,512

Page America Group
  Common Stock *!+@                                       1,109           72

  Conv. Pfd. Stock (Series I) *!+@                           20          137

Pegasus Communications,
  PIK, Exch. Pfd. Stock                                       5        5,524

Powertel, Warrants, 2/1/06 *                                 64          448

RSL Commincations, Warrants,
  (144a), 11/15/06 *                                          3          285

Rural Cellular, PIK,
  Sr. Exch. Pfd. Stock                                       10        9,671

Splitrock Services, Warrants, (144a),
  7/31/08 *                                                   2          160

Viatel, Common Stock *                                       44        1,957

                                                                      96,949

Textiles and Apparel  0.1%

Anvil Holdings, PIK, Sr. Exch. Pfd.
  Stock (Series B)                                          189          946

                                                                         946

Total Equity and Convertible Securities
(Cost $180,198)                                                      196,542


MONEY MARKET FUNDS  4.3%

Reserve Investment Fund, 4.96% #                         77,132   $   77,132

Total Money Market Funds (Cost $77,132)                               77,132

Total Investments in Securities

97.7% of Net Assets (Cost  $1,755,006)                            $1,735,164

Other Assets Less Liabilities                                         40,390

NET ASSETS                                                        $1,775,554
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $    2,895

Accumulated net realized gain/loss -
  net of distributions                                                (138,715)

Net unrealized gain (loss)                                           (19,842)

Paid-in-capital applicable to 213,418,707
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                       1,931,216

NET ASSETS                                                        $1,775,554
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     8.32
                                                                  ----------

!    Private Placement

*    Non-income producing

+    Securities valued by the Fund's Board of Directors

@ Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.9% of net assets.

#    Seven-day yield
CAD  Canadian dollar
EUR  Euro Dollar
GBP  Great Britain pound
PIK  Payment-in-Kind
REIT Real Estate Investment Trust
STEP Stepped coupon note for which the interest rate will adjust on specified future date(s).
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 12.1% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                     Year
                                                                    Ended
                                                                  5/31/99

Investment Income

Income

  Interest                                                        $153,018
  Dividend                                                         13,250
  Total income                                                    166,268

Expenses

  Investment management                                            10,598
  Shareholder servicing                                             2,899
  Custody and accounting                                              261
  Prospectus and shareholder reports                                  134
  Proxy and annual meeting                                             56
  Registration                                                         38
  Legal and audit                                                      21
  Directors                                                            11
  Miscellaneous                                                        32

  Total expenses                                                   14,050
  Expenses paid indirectly                                            (82)

  Net expenses                                                     13,968

Net investment income                                             152,300

Realized and Unrealized Gain (Loss)
Net realized gain (loss)

  Securities                                                      (42,844)
  Foreign currency transactions                                       368

  Net realized gain (loss)                                        (42,476)
Change in net unrealized gain or loss on securities               (64,310)

Net realized and unrealized gain (loss)                           (106,786)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $45,514
                                                                  -------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        5/31/99      5/31/98

Increase (Decrease) in Net Assets

Operations

  Net investment income                              $  152,300   $  138,102
  Net realized gain (loss)                              (42,476)      60,611
  Change in net
    unrealized gain or loss                             (64,310)      11,632

  Increase (decrease) in net
    assets from operations                               45,514      210,345

Distributions to shareholders
  Net investment income                                (151,465)    (137,504)

Capital share transactions*
  Shares sold                                           397,369      383,723
  Distributions reinvested                              125,023      112,470
  Shares redeemed                                      (365,860)    (245,938)
  Redemption fees received                                  398          160

  Increase (decrease) in net
    assets from capital
    share transactions                                  156,930      250,415

Net Assets

Increase (decrease) during period                        50,979      323,256
Beginning of period                                   1,724,575    1,401,319

End of period                                        $1,775,554   $1,724,575
                                                     -----------------------

*Share information
  Shares sold                                            47,202       43,796
  Distributions reinvested                               14,826       12,824
  Shares redeemed                                       (43,431)     (28,057)

  Increase (decrease) in
  shares outstanding                                     18,597       28,563

The accompanying notes are an integral part of these financial statements.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
                                                                 May 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1984.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums on high-yield debt securities, other than PIK and STEP bonds, are recognized upon disposition of the security as gain or loss for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Original issue discounts, and all premiums and discounts on PIK and STEP bonds, are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody credits.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At May 31, 1999, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,671,944,000 and $1,558,926,000, respectively, for the year ended May 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $124,824,000, of which $6,571,000 expires in 2002, $40,450,000 in 2003, and $77,803,000 thereafter through 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, primarily the expiration of capital loss carryforwards, the following reclassifications were made during the year ended May 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net realized gain                          $ 39,796,000

     Paid-in-capital                                           (39,796,000)

     At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,755,006,000. Net unrealized loss aggregated $19,842,000 at period-end, of which $53,549,000 related to appreciated investments and $73,391,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $942,000 was payable at May 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,609,000 for the year ended May 31, 1999, of which $170,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 30.3% of the outstanding shares of the fund at May 31, 1999. For the year then ended, the fund was allocated $1,154,000 of Spectrum expenses, $93,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1999, totaled $3,452,000 and are reflected as interest income in the accompanying Statement of Operations.

Tax Information (Unaudited) for the Tax Year Ended 5/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $12,891,000 of the fund's distributed income and qualified for the dividends-received deduction.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price High Yield Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 17, 1999


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

Investment With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F57-050  5/31/99